                           DELAWARE GROUP INCOME FUNDS
                          DELAWARE CORPORATE BOND FUND
                            DELAWARE DELCHESTER FUND
                      DELAWARE EXTENDED DURATION BOND FUND
                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND

                                 (EACH A "FUND")

 SUPPLEMENT TO THE FUNDS' PROSPECTUSES DATED SEPTEMBER 30, 2004 AND STATEMENT OF
                 ADDITIONAL INFORMATION DATED SEPTEMBER 29, 2004

From September 30, 2004 through November 1, 2004, the following information supplements the Funds' prospectuses.

The Funds' Board of Trustees approved changes to the Funds' investment policies effective November 1, 2004. Those changes are reflected in each Fund's current
Prospectus dated September 30, 2004 and the Statement of Additional Information
dated September 29, 2004. Because those changes are not yet effective, the current policies are provided in this supplement for your information until
November 1, 2004. Please carefully review both sets of policies with your financial advisor when making an investment decision.

Until November 1, 2004, the Funds' investment policies will remain as described below:

FOR ALL FUNDS:
The following replaces similar language in the Prospectuses and Statements of
Additional Information:

Delaware Delchester Fund may invest up to 20% of total assets in foreign securities. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund
and Delaware High-Yield Opportunities Fund each may invest up to 15% of total assets in foreign securities. Securities of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

The following information is deleted from each Fund's Prospectus under the section titled "The securities we typically invest in" and all mentions of this policy are deleted from each Fund's Statement of Additional Information and will not be in effect until November 1, 2004:
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                           SECURITIES                                                   HOW WE USE THEM
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Loan participations: An interest in a loan or other direct      Each Fund may loan up to 25% of its assets to qualified
indebtedness, such as an assignment, that entitles the          broker/dealers or institutional investors for their use
acquiring of such interest to payments of interest, principal   relating to short sales and other security transactions. The
and/or other amounts due under the structure of the loan or     Fund may invest in loans, including assignments and
other direct indebtedness. In addition to being structured as   participation interests.
secured or unsecured loans, such investments could be
structured as novations or assignments or represent trade or other claims owed by a company to a supplier.
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The following information is deleted from each Fund's Prospectus under the section titled "The risks of investing in the Funds" and all mentions of this policy are deleted from each Fund's Statement of Additional Information and will not be in effect until November 1, 2004:

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                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------
Loans and Other Direct Indebtedness involve the risk that the   These risks may not be completely eliminated, but we will
Fund will not receive payment of principal, interest and other  attempt to reduce these risks through portfolio
amounts due in connection with these investments and will       diversification, credit analysis and attention to trends in the
depend primarily on the financial condition of the borrower.    economy, industries and financial markets. As these securities
Loans that are fully secured offer a Fund more protection than  may be illiquid, they would be subject to the Fund's
an unsecured loan in the event of non-payment of scheduled      restrictions on illiquid securities.
interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct
indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which
obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not
otherwise decide to do so (including at a time when the
company's financial condition makes it unlikely that such
amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and
maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a Fund may be required to rely upon another lending
institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency,
bankruptcy or reorganization of the lending institution may
delay or prevent the Fund from receiving such amounts. The
highly leveraged nature of many such loans and other direct
indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct
indebtedness may involve additional risk to the Fund.
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FOR DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND:
The following information is deleted from the Funds' Prospectuses under the section titled "The risks of investing in the Funds" and all mentions of this policy are deleted from the Funds' Statement of Additional Information and will not be in effect until November 1, 2004:

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                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         We carefully evaluate the reward and risk associated with each
adversely affected by political instability, changes in         foreign security that we consider.
currency exchange rates, foreign economic conditions or         We may invest up to 25% of the portfolio in securities of
inadequate regulatory and accounting standards.                 foreign issuers.
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FOR DELAWARE DELCHESTER FUND:
The following replaces all similar references in the Fund's Prospectuses and
Statement of Additional Information:

The Fund may invest up to 10% of net assets in illiquid securities.

THIS SUPPLEMENT IS DATED OCTOBER 22, 2004.